UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act Of 1934

Date of Report (date of earliest event reported):  February 11, 2009

PEOPLES EDUCATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50916 (Commission File Number)	41-1368898 (I.R.S. Employer Identification No.)

299 Market Street Saddle Brook, NJ (Address of principal executive offices)	07663 (Zip Code)

Registrant’s telephone number, including area code: (201) 712-0090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01       REGULATION FD DISCLOSURE.

Peoples Educational Holdings, Inc. (“Peoples”) disclosed that it is engaged in negotiations with Learning Media Limited (“LML”) to become the exclusive distributor for LML’s products for the supplemental educational market in the United States of America and Puerto Rico.  In connection with the proposed transaction with LML, Peoples proposes to acquire the inventory of LML s and other publisher’s inventory from LML’s current distributor.  Peoples has not yet entered into definitive agreements with LML or its current distributor.  Peoples is seeking to conclude negotiations with LML and such distributor as soon as possible, but there can be no assurance as to when or whether definitive agreements will be signed or the proposed transactions will be consummated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES EDUCATIONAL HOLDINGS, INC.
(Registrant)

By:	/s/ Brian T. Beckwith
Name: Brian T. Beckwith
Title: President and Chief Executive Officer
Date: February 11, 2009